SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  December 13, 2007

J.P. MORGAN ACCEPTANCE CORPORATION I

J.P. MORGAN MORTGAGE ACQUISITION TRUST 2007-CH1

J.P. MORGAN ACCEPTANCE CORPORATION I
(Exact name of registrant as specified in its charter)
Delaware	333-130192-35	___13-3475488___
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 834-3850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 29, 2007, J.P. Morgan Acceptance Corporation I (the “Company”) entered into an Amendment No. 1 to the Pooling and Servicing Agreement dated as of February 1, 2007 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, J.P. Morgan Mortgage Acquisition Corp., as seller, JPMorgan Chase Bank, National Association, as  servicer (the “Servicer”), Deutsche Bank National Trust Company, as trustee (the “Trustee”) and Pentalpha Surveillance LLC, as Trust Oversight Manager. The Amendment No. 1 to the Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transactions

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

Amendment No. 1 to the Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN ACCEPTANCE CORPORATION I

By: /s/ Paul H. White

    Name: Paul H. White

    Title:  Vice President

Dated: December 13, 2007

Exhibit Index

Exhibit

Page

4.1

Amendment No. 1 to the Pooling and Servicing Agreement

EXHIBIT 4.1